John Hancock High Yield Fund
Supplement dated August 1, 2011
to the Prospectus and Statement of Additional Information dated October 1, 2010
Effective as of August 1, 2011, Arthur Calavritinos no longer serves as a portfolio manager of the High Yield Fund. The other portfolio managers of the fund, Dennis F. McCafferty, John F. Iles and Joseph E. Rizzo continue to manage the fund.